SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Large Cap Growth
Fund of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     993,407
			AGAINST         7,711
			ABSTAIN         17,809
			TOTAL VOTED     1,018,927







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Mid Cap Growth Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     737,228
			AGAINST         4,193
			ABSTAIN         8,331
			TOTAL VOTED     749,752





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Small Cap Growth
Fund of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     833,725
			AGAINST         8,414
			ABSTAIN         9,996
			TOTAL VOTED     852,135







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Large Cap Value Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     820,135
			AGAINST         193
			ABSTAIN         2,705
			TOTAL VOTED     823,033





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Mid Cap Value Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     892,893
			AGAINST         4,040
			ABSTAIN         8,632
			TOTAL VOTED     905,565







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Stock Index Fund of
American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     1,147,519
			AGAINST         79,383
			ABSTAIN         73,472
			TOTAL VOTED     1,300,374





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Balanced Fund of
American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     750,317
			AGAINST         6,519
			ABSTAIN         26,112
			TOTAL VOTED     782,948







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the International Growth
Fund of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     686,917
			AGAINST         5,032
			ABSTAIN         1,848
			TOTAL VOTED     693,797





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the International Value
Fund of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     670,502
			AGAINST         142
			ABSTAIN         2,991
			TOTAL VOTED     673,635







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Core Bond Fund of
American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     34,505,653
			AGAINST         254
			ABSTAIN         0
			TOTAL VOTED     34,505,907





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Domestic Bond Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     1,828,223
			AGAINST         99
			ABSTAIN         15,839
			TOTAL VOTED     1,844,161







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Strategic Bond Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     584,865
			AGAINST         0
			ABSTAIN         212
			TOTAL VOTED     585,077





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Municipal Bond Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     561,484
			AGAINST         52,727
			ABSTAIN         9,497
			TOTAL VOTED     623,708







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Money Market Fund of American General Series Portfolio Company 2 was held on June
22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of reorganization

			FOR                     12,040,291
			AGAINST         238,745
			ABSTAIN         474,112
			TOTAL VOTED     12,753,148





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Small Cap Index Fund
(Class A&B) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     575,366
			AGAINST         1,280
			ABSTAIN         50
			TOTAL VOTED     576,698

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     575,416
			AGAINST         1,280
			ABSTAIN         0
			TOTAL VOTED     576,698

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     574,592
			AGAINST         1,280
			ABSTAIN         824
			TOTAL VOTED     576,698

PROPOSAL:       To approve an increase in the Rule 12b-1
distribution fee for Class A Shares

			FOR                     573,873
			AGAINST         2,307
			ABSTAIN         518
			TOTAL VOTED     576,698





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Socially Responsible
Fund (Class A&B) of American General Series Portfolio Company
2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     296,037
			AGAINST         1,189
			ABSTAIN         944
			TOTAL VOTED     298,171

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     295,249
			AGAINST         1,977
			ABSTAIN         944
			TOTAL VOTED     298,171

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     295,338
			AGAINST         1,189
			ABSTAIN         1,643
			TOTAL VOTED     298,171

PROPOSAL:       To approve an increase in the Rule 12b-1
distribution fee for Class A Shares

			FOR                     293,998
			AGAINST         2,978
			ABSTAIN         1,195
			TOTAL VOTED     298,171





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Socially Responsible
Fund (Class I) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     297,535
			AGAINST         328
			ABSTAIN         1,456
			TOTAL VOTED     299,319

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     297,210
			AGAINST         654
			ABSTAIN         1,455
			TOTAL VOTED     299,319

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     297,210
			AGAINST         654
			ABSTAIN         1,455
			TOTAL VOTED     299,319








SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the High Yield Bond Fund
(Class A&B) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     93,297
			AGAINST         0
			ABSTAIN         1,740
			TOTAL VOTED     95,037

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     79,195
			AGAINST         319
			ABSTAIN         1,740
			TOTAL VOTED     95,037

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     79,195
			AGAINST         319
			ABSTAIN         1,740
			TOTAL VOTED     95,037

PROPOSAL:       To approve an increase in the Rule 12b-1
distribution fee for Class A Shares

			FOR                     79,195
			AGAINST         319
			ABSTAIN         1,740
			TOTAL VOTED     95,037





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the High Yield Bond Fund
(Class I&II) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     6,964,005
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     6,964,005

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     6,964,005
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     6,964,005

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     6,964,005
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     6,964,005


SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Growth Lifestyle Fund
(Class A) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     141,460
			AGAINST         0
			ABSTAIN         814
			TOTAL VOTED     142,274

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     141,460
			AGAINST         0
			ABSTAIN         814
			TOTAL VOTED     142,274

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     141,460
			AGAINST         0
			ABSTAIN         814
			TOTAL VOTED     142,274

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares (applies to A&B)

			FOR                     481,631
			AGAINST         3,416
			ABSTAIN         40,537
			TOTAL VOTED     525,584





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS

The Special Meeting of Shareholders of the Growth Lifestyle Fund
(Class B) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     342,748
			AGAINST         1,284
			ABSTAIN         39,649
			TOTAL VOTED     753,672

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     342,893
			AGAINST         1,284
			ABSTAIN         39,504
			TOTAL VOTED     753,672

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     342,814
			AGAINST         1,218
			ABSTAIN         39,649
			TOTAL VOTED     753,672

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares

			FOR                     340,087
			AGAINST         3,320
			ABSTAIN         39,723
			TOTAL VOTED     753,672

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
B Shares

			FOR                     341,189
			AGAINST         2,218
			ABSTAIN         39,723
			TOTAL VOTED     753,672
SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Growth Lifestyle Fund
(Class I) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     267,361
			AGAINST         54
			ABSTAIN         2,671
			TOTAL VOTED     270,086

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     267,448
			AGAINST         0
			ABSTAIN         2,638
			TOTAL VOTED     270,086

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     266,333
			AGAINST         0
			ABSTAIN         3,753
			TOTAL VOTED     270,086


SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Moderate Growth
Lifestyle Fund (Class A) of American General Series Portfolio
Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     136,984
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     136,984

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     136,984
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     136,984

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     136,984
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     136,984

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares (applies to A&B)

			FOR                     499,238
			AGAINST         2,431
			ABSTAIN         14,573
			TOTAL VOTED     516,242





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS

The Special Meeting of Shareholders of the Moderate Growth
Lifestyle Fund (Class B) of American General Series Portfolio
Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     365,767
			AGAINST         414
			ABSTAIN         29,093
			TOTAL VOTED     395,275

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     364,540
			AGAINST         1,848
			ABSTAIN         28,887
			TOTAL VOTED     395,275

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     357,868
			AGAINST         1,848
			ABSTAIN         35,559
			TOTAL VOTED     395,275

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares

			FOR                     364,205
			AGAINST         827
			ABSTAIN         30,241
			TOTAL VOTED     395,275

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
B Shares

			FOR                     364,569
			AGAINST         827
			ABSTAIN         29,878
			TOTAL VOTED     395,275
SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Moderate Growth
Lifestyle Fund (Class I) of American General Series Portfolio
Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     269,579
			AGAINST         0
			ABSTAIN         289
			TOTAL VOTED     269,868

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     269,579
			AGAINST         0
			ABSTAIN         289
			TOTAL VOTED     269,868

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     269,579
			AGAINST         0
			ABSTAIN         289
			TOTAL VOTED     269,868





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Municipal Money
Market Fund (Class A&B) of American General Series Portfolio
Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     5,357,046
			AGAINST         4,090
			ABSTAIN         60,533
			TOTAL VOTED     5,421,669

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     5,357,046
			AGAINST         4,090
			ABSTAIN         60,533
			TOTAL VOTED     5,421,669

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     5,351,904
			AGAINST         9,232
			ABSTAIN         60,533
			TOTAL VOTED     5,421,669



SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Science and
Technology Fund (Class A&B) of American General Series
Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     574,525
			AGAINST         19,752
			ABSTAIN         29,399
			TOTAL VOTED     623,677

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     581,723
			AGAINST         14,828
			ABSTAIN         27,124
			TOTAL VOTED     623,677

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A and Class B Shares

			FOR                     573,323
			AGAINST         20,966
			ABSTAIN         29,388
			TOTAL VOTED     623,677






SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Science and
Technology Fund (Class I) of American General Series Portfolio
Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     66,666
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     66,666

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     66,666
			AGAINST         0
			ABSTAIN         0
			TOTAL VOTED     66,666







SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Conservative Growth Lifestyle Fund (Class A) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     147,754
			AGAINST         0
			ABSTAIN         10,621
			TOTAL VOTED     158,375

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     147,754
			AGAINST         0
			ABSTAIN         10,621
			TOTAL VOTED     158,375

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     147,754
			AGAINST         0
			ABSTAIN         10,621
			TOTAL VOTED     158,375

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares (applies to A&B)

			FOR                     664,638
			AGAINST         10,759
			ABSTAIN         27,314
			TOTAL VOTED     702,711





SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS

The Special Meeting of Shareholders of the Conservative Growth Lifestyle Fund (Class B) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     517,406
			AGAINST         10,764
			ABSTAIN         16,166
			TOTAL VOTED     544,336

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     517,410
			AGAINST         10,759
			ABSTAIN         16,166
			TOTAL VOTED     544,336

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     517,410
			AGAINST         10,759
			ABSTAIN         16,166
			TOTAL VOTED     544,336

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
A Shares

			FOR                     516,884
			AGAINST         10,759
			ABSTAIN         16,693
			TOTAL VOTED     544,336

PROPOSAL:       To approve a Rule 12b-1 distribution plan for Class
B Shares

			FOR                     517,406
			AGAINST         10,759
			ABSTAIN         16,171
			TOTAL VOTED     544,336
SPECIAL MEETING OF
SHAREHOLDERS

PROXY VOTING RESULTS


The Special Meeting of Shareholders of the Conservative Growth Lifestyle Fund (Class I) of American General Series Portfolio Company 2 was held on June 22, 2000. Shareholders of the Fund voted on the following proposals, and the results are as follows:

PROPOSAL:       To approve an agreement and plan of conversion
and termination

			FOR                     277,090
			AGAINST         373
			ABSTAIN         306
			TOTAL VOTED     277,770

PROPOSAL:       To approve an investment advisory agreement with
AGAM

			FOR                     277,083
			AGAINST         357
			ABSTAIN         330
			TOTAL VOTED     277,770

PROPOSAL:       To approve an investment sub-advisory agreement
with AGAM

			FOR                     277,089
			AGAINST         244
			ABSTAIN         437
			TOTAL VOTED     277,770


X:\FUND_RPT\GRINDER\AGSPC2\Nsar103100\Sccrep.doc